UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2008

Ciprico Inc.

(Exact name of Registrant as Specified in its Charter)

0-11336	Delaware	41-1749708
(Commission File No.)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

7003 W Lake Street, Suite 400, St. Louis Park, MN 55426
(Address of Principal Executive Offices) (Zip Code)

(952) 540-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03     BANKRUPTCY OR RECEIVERSHIP.

On July 28, 2008, Ciprico Inc. (the “Company”) issued a press release announcing that the Company filed a voluntary petition in the United States Bankruptcy Court for the District of Minnesota (the “Bankruptcy Court”) pursuant to Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).  The Company will continue to operate its business and manage its properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code.  The Company elected to seek bankruptcy protection to protect and preserve its assets for the benefit of creditors and stockholders and is currently evaluating the alternatives to maximize the value of its assets.

The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements: None.

(b)  Pro Forma Financial Information: None.

(c)  Shell Company Transactions:  None.

(d)  Exhibits:

99.1         Press Release dated July 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

By
Date: July 28, 2008		Monte S. Johnson, Chief Financial Officer (Principal Financial and Accounting Officer)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

Form 8-K Current Report

CIPRICO INC.

Exhibit Number	Description
99.1	Press release dated July 28, 2008